UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2017

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street
New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 640-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)

The annual meeting of the shareholders of American Express Company (the "Company") was held on May 1, 2017. A quorum was present at the meeting as required by the Company’s By-laws. The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present but were not counted as votes cast on any matter. For matters 2, 3, 5 and 6, the percentages for and against each matter reflect all of the votes cast.

(b)

1.            Election of Directors.

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Charlene Barshefsky	712,761,298	10,276,072	1,460,258	81,492,976
John Brennan	715,839,629	8,034,869	623,130	81,492,976
Ursula Burns	701,758,663	21,938,459	800,506	81,492,976
Kenneth Chenault	680,723,959	39,432,794	4,340,875	81,492,976
Peter Chernin	694,697,934	28,950,400	849,294	81,492,976
Ralph de la Vega	715,757,076	8,132,787	607,765	81,492,976
Anne Lauvergeon	710,957,980	12,967,437	572,211	81,492,976
Michael Leavitt	713,145,185	10,773,651	578,792	81,492,976
Theodore Leonsis	714,649,076	8,994,126	854,426	81,492,976
Richard Levin	714,495,475	9,392,958	609,195	81,492,976
Samuel Palmisano	702,600,649	21,353,002	543,977	81,492,976
Daniel Vasella	713,972,360	9,920,974	604,294	81,492,976
Robert Walter	690,520,415	31,456,356	2,520,857	81,492,976
Ronald Williams	698,455,192	25,180,000	862,436	81,492,976

All 14 of the Company’s nominees for director received over a majority of votes cast.

2.            Votes regarding ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017 were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	% FOR	% AGAINST	BROKER NON-VOTES
788,043,017	17,416,648	530,939	97.84%	2.16%	-0-

3.            Votes on an advisory resolution to approve executive compensation were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	% FOR	% AGAINST	BROKER NON-VOTES
524,854,221	193,550,074	6,093,333	73.06%	26.94%	81,492,976

4.            Votes on an advisory resolution to approve the frequency of future advisory votes on executive compensation were as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
678,632,915	1,057,391	44,021,719	785,603	81,492,976

5.            Votes on a shareholder proposal seeking shareholder action by written consent were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	% FOR	% AGAINST	BROKER NON-VOTES
278,804,500	444,199,668	1,493,460	38.56%	61.44%	81,492,976

6.            Votes on a shareholder proposal to require gender pay equity disclosure were as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	% FOR	% AGAINST	BROKER NON-VOTES
82,247,190	623,072,947	19,177,491	11.66%	88.34%	81,492,976

(d)

Disclosure Regarding Frequency of Shareholder Advisory Vote on Executive Compensation:

A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year. In line with this recommendation by our shareholders, the Board of Directors has decided that it will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our Annual Meeting of Shareholders in 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Date:  May 2,  2017